EXHIBIT 99.1

Lakeland Bancorp Reports 19% Increase in Second Quarter Earnings

OAK RIDGE, N.J., July 17, 2012 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported Net Income Available to Common Shareholders in the second quarter of 2012 of $5.5 million or $0.20 per diluted share compared to $4.6 million, or $0.17 per diluted share for the same period last year. The annualized Return on Average Assets in the second quarter of 2012 was 0.78%, while the annualized Return on Average Common Equity was 8.94%. Net Income Available to Common Shareholders for the first six months of 2012 was $9.8 million or $0.36 per diluted share, as compared to $8.0 million, or $0.30 per diluted share for the same period last year.

The Company declared a quarterly cash dividend of $0.06 per common share, payable on August 15, 2012 to holders of record as of the close of business on July 31, 2012.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "Our second quarter 2012 earnings growth of 19% was driven by continued loan growth, a reduced provision for loan and lease losses, tight expense control, and the elimination of costs associated with our participation with the Capital Purchase Program. The reduced provision reflects continued improvement in asset quality, as non-performing assets at June 30, 2012 were 19% lower than the total reported at March 31, 2012."

Earnings

Net Interest Income

Net interest income for the second quarter of 2012 was $23.7 million, as compared to $24.4 million for the same period in 2011. The annualized Net Interest Margin for the second quarter of 2012 was 3.70%, which compared to 3.90% reported in the second quarter of 2011. The decrease in net interest margin in the second quarter as compared to the same period last year reflects a greater reduction in yields on interest-earning assets as compared to interest-bearing liabilities. The annualized yield on interest-earning assets declined to 4.35% in the second quarter of 2012 compared to 4.71% for the same period last year. The annualized cost of interest-bearing liabilities decreased from 0.99% in the second quarter of 2011 to 0.81% in the second quarter of 2012.

Year-to-date, net interest income at $47.7 million compared to the $49.0 million reported for the first six months of 2011. Annualized Net Interest Margin for the first six months of 2012 at 3.73% compared to 3.90% for the same period last year. The Company's annualized yield on earning assets decreased from 4.72% for the first six months of 2011, to 4.39% for the same period this year. The Company's cost of interest bearing liabilities decreased from 1.00% for the first six months of 2011 to 0.82% for the first six months of this year.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $4.5 million for the second quarter of 2012, as compared to $4.3 million for the same period last year, an increase of 6%. In the second quarter of 2012, the Company recorded $241,000 on gains on sales of investment securities, as compared to $444,000 on gains for the same period last year. Service charges on deposit accounts totaling $2.7 million increased by 5% primarily due to the implementation of a new demand deposit pricing structure in the second quarter of 2012. Commissions and fees at $1.3 million increased by $219,000, or 21%, primarily due to increased loan fees and investment commission income.

Noninterest income, exclusive of gains on sales of investment securities, totaled $8.6 million for the first six months of 2012, which was $59,000 higher than last year's six month total. Gains on investment securities totaled $273,000 in 2012 as compared to $444,000 in 2011. Service charges on deposit accounts at $5.2 million were up 2%, while commissions and fees at $2.2 million increased by 20%, primarily due to increased loan fees and investment commission income. Gains on leasing related assets at $303,000 decreased by $390,000 in 2012, reflecting the reduction in the leasing portfolio.

Noninterest Expense

Noninterest expense for the second quarter of 2012 was $16.5 million, as compared to $16.7 million for the same period last year, a decrease of 2%. Salary and benefit expense at $9.6 million increased by 4%.  Amortization of core deposit intangibles were fully amortized in 2011 resulting in a decrease in expenses of $266,000 in the second quarter this year, while expenses on other real estate owned and other repossessed assets declined $162,000 as compared to the same period last year. The efficiency ratio for the second quarter of 2012 was 57.2%.

For the first six months of 2012, noninterest expense was $32.7 million, compared to $33.8 million in 2011, a 3% decrease. Salary and benefit costs at $19.0 million increased 4%, while occupancy, furniture and equipment expenses at $5.5 million decreased by 6%. FDIC insurance expense at $1.1 million decreased by $441,000, or 29%, resulting from a change in FDIC assessment rate methodology. Amortization of core deposit intangibles were fully amortized in 2011, which resulted in a $531,000 reduction in expenses in 2012, while expenses on other real estate owned and other repossessed assets declined by $396,000 compared to the first six months of 2011.

Financial Condition

At June 30, 2012, total assets were $2.85 billion, an increase of $27.3 million from December 31, 2011. Total loans were $2.09 billion, an increase of $47.4 million from $2.04 billion at year-end 2011, primarily due to increases in commercial loans and residential mortgage loans of $31.1 million and $15.1 million, respectively. Total deposits were $2.28 billion, an increase of $27.7 million from December 31, 2011. Noninterest bearing demand deposits at $474.2 million have increased by $24.7 million or 5% from year-end 2011. Savings and interest-bearing transaction accounts at $1.48 billion have increased by $35.6 million, while time deposits at $327.0 million, have decreased by $32.5 million.

Asset Quality

At June 30, 2012, non-performing assets totaled $35.3 million (1.24% of total assets) compared to $43.3 million (1.52% of total assets) at March 31, 2012, a decline of 19%. In the second quarter of 2012, the Company sold a group of primarily non-performing loans with a net book value of $4.5 million and recorded a charge-off of $1.9 million. The Allowance for Loan and Lease Losses totaled $28.5 million at June 30, 2012 and represented 1.37% of total loans.  In the second quarter of 2012, the Company had net charge offs totaling $4.0 million, or 0.78% of average loans. For the first six months of 2012, the Company had net charge-offs of $8.3 million, as compared to $9.4 million for the same period last year.

Capital

At June 30, 2012, stockholders' equity was $246.9 million and book value per common share was $9.15. As of June 30, 2012, the Company's leverage ratio was 7.62%. Tier I and total risk based capital ratios were 10.21% and 12.59%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.9 billion and forty-seven (47) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three months ended June 30,		Six Months Ended June 30,

	2012	2011	2012	2011
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 23,748	$ 24,421	$ 47,694	$ 49,005
Provision for Loan and Lease Losses	(3,877)	(5,406)	(8,433)	(10,333)
Noninterest Income (excluding investment securities gains/losses)	4,530	4,266	8,555	8,496
Gains on investment securities	241	444	273	444
Noninterest Expense	(16,470)	(16,732)	(32,745)	(33,758)
Pretax Income	8,172	6,993	15,344	13,854
Tax Expense	(2,719)	(2,135)	(4,920)	(4,225)
Net Income	$ 5,453	$ 4,858	$ 10,424	$ 9,629
Dividends on Preferred Stock and Discount Accretion	--	(294)	(620)	(1,580)
Net Income Available to Common Stockholders	$ 5,453	$ 4,564	$ 9,804	$ 8,049

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.17	$ 0.36	$ 0.30
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.17	$ 0.36	$ 0.30
Dividends per Common Share (1)	$ 0.06	$ 0.057	$ 0.12	$ 0.11
Weighted Average Shares - Basic (1)	26,737	26,555	26,719	26,534
Weighted Average Shares - Diluted (1)	26,800	26,754	26,774	26,698

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.78%	0.71%	0.75%	0.70%
Annualized Return on Average Common Equity	8.94%	8.47%	8.59%	8.51%
Annualized Return on Average Tangible Common Equity (3)	13.87%	13.64%	13.35%	13.80%
Annualized Return on Interest Earning Assets	4.35%	4.71%	4.39%	4.72%
Annualized Cost of Interest Bearing Liabilities	0.81%	0.99%	0.82%	1.00%
Annualized Net interest spread	3.54%	3.72%	3.57%	3.73%
Annualized Net interest margin	3.70%	3.90%	3.73%	3.90%
Efficiency ratio (3)	57.18%	56.11%	57.44%	56.41%
Stockholders' equity to total assets			8.65%	9.14%
Book value per common share (1) (2)			$ 9.15	$ 8.67
Tangible book value per common share (1) (2) (3)			$ 5.92	$ 5.42
Tangible common equity to tangible assets (2) (3)			5.78%	5.46%

ASSET QUALITY RATIOS			6/30/2012	12/31/2011
Ratio of allowance for loan and lease losses to total loans			1.37%	1.39%
Non-performing loans to total loans			1.63%	2.40%
Non-performing assets to total assets			1.24%	1.78%
Annualized net charge-offs to average loans			0.81%	0.89%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2012	12/31/2011
Loans and Leases			$ 2,088,695	$ 2,041,326
Allowance for Loan and Lease Losses			(28,543)	(28,416)
Investment Securities			516,432	543,644
Total Assets			2,853,202	2,825,950
Total Deposits			2,277,400	2,249,653
Short-Term Borrowings			92,958	72,131
Other Borrowings			222,322	232,322
Stockholders' Equity			246,941	259,783

SELECTED AVERAGE BALANCE SHEET DATA	For the Three months ended		For the Six Months Ended
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Loans and Leases, net	$ 2,077,813	$ 1,983,253	$ 2,063,953	$ 1,991,609
Investment Securities	502,931	531,045	511,485	537,627
Interest-Earning Assets	2,605,294	2,542,351	2,599,719	2,559,697
Total Assets	2,820,789	2,762,024	2,813,493	2,779,386
Non Interest-Bearing Demand Deposits	473,853	411,212	461,407	406,080
Savings Deposits	352,095	333,036	345,158	327,660
Interest-Bearing Transaction Accounts	1,141,263	1,074,620	1,139,163	1,084,070
Time Deposits	332,669	411,216	341,806	412,342
Total Deposits	2,299,880	2,230,084	2,287,534	2,230,152
Short-Term Borrowings	71,558	64,015	70,085	62,005
Other Borrowings	190,478	207,353	194,515	220,669
Total Interest-Bearing Liabilities	2,088,062	2,090,239	2,090,727	2,106,746
Stockholders' Equity	245,253	248,455	247,964	254,269
Common Stockholders' Equity	245,253	230,123	244,105	228,098

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.
(2) Excludes preferred stock
(3) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$25,272	$26,120	$50,730	$52,785
Federal funds sold and interest bearing deposits with banks	6	11	12	23
Taxable investment securities and other	2,207	2,962	4,547	5,675
Tax exempt investment securities	453	507	943	1,006
TOTAL INTEREST INCOME	27,938	29,600	56,232	59,489
INTEREST EXPENSE
Deposits	2,139	2,807	4,395	5,738
Federal funds purchased and securities sold under agreements to repurchase	28	28	56	55
Other borrowings	2,023	2,344	4,087	4,691
TOTAL INTEREST EXPENSE	4,190	5,179	8,538	10,484
NET INTEREST INCOME	23,748	24,421	47,694	49,005
Provision for loan and lease losses	3,877	5,406	8,433	10,333
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	19,871	19,015	39,261	38,672
NONINTEREST INCOME
Service charges on deposit accounts	2,710	2,571	5,157	5,049
Commissions and fees	1,259	1,040	2,239	1,872
Gains on sales of investment securities	241	444	273	444
Income on bank owned life insurance	339	359	678	714
Gain on leasing related assets	119	230	303	693
Other income	103	66	178	168
TOTAL NONINTEREST INCOME	4,771	4,710	8,828	8,940
NONINTEREST EXPENSE
Salaries and employee benefits	9,565	9,199	19,000	18,185
Net occupancy expense	1,636	1,602	3,324	3,513
Furniture and equipment	1,139	1,225	2,222	2,389
Stationery, supplies and postage	355	395	691	760
Marketing expense	458	619	928	1,234
Amortization of core deposit intangibles	--	266	--	531
FDIC insurance expense	546	595	1,101	1,542
Collection expense	34	60	173	125
Legal expense	346	411	745	706
Expenses on other real estate owned and other repossessed assets	38	200	76	472
Other expenses	2,353	2,160	4,485	4,301
TOTAL NONINTEREST EXPENSE	16,470	16,732	32,745	33,758
INCOME BEFORE PROVISION FOR INCOME TAXES	8,172	6,993	15,344	13,854
Provision for income taxes	2,719	2,135	4,920	4,225
NET INCOME	$5,453	$4,858	$10,424	$9,629
Dividends on Preferred Stock and Discount Accretion	--	294	620	1,580
Net Income Available to Common Stockholders	$5,453	$4,564	$9,804	$8,049
EARNINGS PER COMMON SHARE
Basic	$0.20	$0.17	$0.36	$0.30
Diluted	$0.20	$0.17	$0.36	$0.30
DIVIDENDS PER COMMON SHARE	$0.06	$0.057	$0.12	$0.11

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
ASSETS	2012	2011
(dollars in thousands)	(unaudited)
Cash and due from banks	$61,843	$60,688
Federal funds sold and interest-bearing deposits due from banks	14,875	11,870
Total cash and cash equivalents	76,718	72,558

Investment securities available for sale, at fair value	416,984	463,611
Investment securities held to maturity; fair value of $94,129 in 2012 and $74,274 in 2011	91,348	71,700
Federal Home Loan Bank Stock, at cost	8,100	8,333
Loans:
Commercial, secured by real estate	1,116,726	1,092,120
Commercial, industrial and other	216,406	209,915
Leases	25,603	28,879
Residential mortgages	421,338	406,222
Consumer and home equity	308,622	304,190
Total loans	2,088,695	2,041,326
Deferred cost	89	249
Allowance for loan and lease losses	(28,543)	(28,416)
Net loans	2,060,241	2,013,159
Premises and equipment, net	32,020	27,917
Accrued interest receivable	7,771	8,369
Goodwill	87,111	87,111
Bank owned life insurance	45,438	44,760
Other assets	27,471	28,432
TOTAL ASSETS	$2,853,202	$2,825,950

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$474,233	$449,560
Savings and interest-bearing transaction accounts	1,476,127	1,440,541
Time deposits under $100,000	201,817	211,797
Time deposits $100,000 and over	125,223	147,755
Total deposits	2,277,400	2,249,653
Federal funds purchased and securities sold under agreements to repurchase	92,958	72,131
Other borrowings	145,000	155,000
Subordinated debentures	77,322	77,322
Other liabilities	13,581	12,061
TOTAL LIABILITIES	2,606,261	2,566,167

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 0 shares at June 30, 2012 and 19,000 shares at December 31, 2011	--	18,480
Common stock, no par value; authorized 40,000,000 shares; issued 27,274,714 shares at June 30, 2012 and 27,275,480 shares at December 31, 2011	278,593	270,044
Accumulated Deficit	(31,764)	(26,061)
Treasury shares, at cost, 281,812 shares at June 30, 2012 and 439,340 shares at December 31, 2011	(3,546)	(5,551)
Accumulated other comprehensive gain	3,658	2,871
TOTAL STOCKHOLDERS' EQUITY	246,941	259,783
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,853,202	$2,825,950

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands, except per share data)	2012	2012	2011	2011	2011
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 23,748	$ 23,946	$ 24,057	$ 24,351	$ 24,421
Provision for Loan and Lease Losses	(3,877)	(4,556)	(4,425)	(4,058)	(5,406)
Noninterest Income (excluding investment securities gains)	4,530	4,025	4,082	4,310	4,266
Gains on investment securities	241	32	--	785	444
Long-term debt prepayment fee	--	--	--	(800)	--
Noninterest Expense, excluding long-term debt prepayment fee	(16,470)	(16,275)	(16,353)	(17,240)	(16,732)
Pretax Income	8,172	7,172	7,361	7,348	6,993
Tax Expense	(2,719)	(2,201)	(2,245)	(2,242)	(2,135)
Net Income	$ 5,453	$ 4,971	$ 5,116	$ 5,106	$ 4,858
Dividends on Preferred Stock and Discount Accretion	--	(620)	(294)	(293)	(294)
Net Income Available to Common Stockholders	$ 5,453	$ 4,351	$ 4,822	$ 4,813	$ 4,564

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.16	$ 0.18	$ 0.18	$ 0.17
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.16	$ 0.18	$ 0.18	$ 0.17
Dividends per Common Share (1)	$ 0.060	$ 0.057	$ 0.057	$ 0.057	$ 0.057
Weighted Average Shares - Basic (1)	26,737	26,700	26,629	26,589	26,555
Weighted Average Shares - Diluted (1)	26,800	26,747	26,688	26,638	26,754

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.78%	0.71%	0.72%	0.73%	0.71%
Annualized Return on Average Common Equity	8.94%	8.23%	8.50%	8.59%	8.47%
Annualized Return on Tangible Common Equity (3)	13.87%	12.83%	13.39%	13.63%	13.64%
Annualized Net Interest Margin	3.70%	3.76%	3.73%	3.85%	3.90%
Efficiency ratio (3)	57.18%	57.71%	57.67%	57.01%	56.11%
Stockholders' equity to total assets	8.65%	8.48%	9.19%	9.30%	9.14%
Common stockholders' equity to total assets	8.65%	8.48%	8.54%	8.62%	8.47%
Tangible common equity to tangible assets (3)	5.78%	5.60%	5.63%	5.63%	5.46%
Tier 1 risk-based ratio	10.21%	9.92%	11.23%	11.21%	10.95%
Total risk-based ratio	12.59%	12.37%	13.39%	13.46%	13.26%
Tier 1 leverage ratio	7.62%	7.46%	8.33%	8.29%	8.09%
Book value per common share (1) (2)	$ 9.15	$ 8.97	$ 8.99	$ 8.82	$ 8.67
Tangible book value per common share (1) (2) (3)	$ 5.92	$ 5.74	$ 5.75	$ 5.57	$ 5.42

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands)	2012	2012	2011	2011	2011
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,088,695	$ 2,073,527	$ 2,041,326	$ 1,991,874	$ 1,983,675
Allowance for Loan and Lease Losses	(28,543)	(28,700)	(28,416)	(28,024)	(28,252)
Investment Securities	516,432	522,761	543,644	515,019	515,042
Total Assets	2,853,202	2,852,347	2,825,950	2,741,768	2,741,335
Total Deposits	2,277,400	2,288,128	2,249,653	2,232,565	2,182,383
Short-Term Borrowings	92,958	96,453	72,131	53,175	90,251
Other Borrowings	222,322	212,322	232,323	187,322	207,322
Stockholders' Equity	246,941	241,955	259,783	254,898	250,568

Loans and Leases
Commercial real estate	$ 1,116,726	$ 1,114,042	$ 1,092,120	$ 1,064,009	$ 1,050,458
Commercial, industrial and other	216,406	219,270	209,915	195,121	197,770
Leases	25,603	26,214	28,879	36,178	38,895
Residential mortgages	421,338	412,027	406,222	392,454	393,062
Consumer and Home Equity	308,622	301,974	304,190	304,112	303,490
Total loans	$ 2,088,695	$ 2,073,527	$ 2,041,326	$ 1,991,874	$ 1,983,675

Deposits
Noninterest bearing	$ 474,233	$ 476,349	$ 449,560	$ 424,789	$ 409,795
Savings and interest-bearing transaction accounts	1,476,127	1,473,051	1,440,541	1,411,058	1,370,190
Time deposits under $100,000	201,817	206,766	211,797	222,337	230,510
Time deposits $100,000 and over	125,223	131,962	147,755	174,381	171,888
Total deposits	$ 2,277,400	$ 2,288,128	$ 2,249,653	$ 2,232,565	$ 2,182,383

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,077,813	$ 2,050,093	$ 2,024,559	$ 1,982,637	$ 1,983,253
Investment Securities	502,931	520,039	530,171	518,194	531,045
Interest-Earning Assets	2,605,294	2,592,654	2,585,062	2,537,284	2,542,351
Total Assets	2,820,789	2,806,197	2,809,452	2,762,305	2,762,024
Non Interest-Bearing Demand Deposits	473,853	448,893	452,638	424,938	411,212
Savings Deposits	352,095	338,221	332,258	334,909	333,036
Interest-Bearing Transaction Accounts	1,141,263	1,137,069	1,128,338	1,058,085	1,074,620
Time Deposits	332,669	350,937	380,443	397,029	411,216
Total Deposits	2,299,880	2,275,120	2,293,677	2,214,961	2,230,084
Short-Term Borrowings	71,558	68,612	54,056	58,983	64,015
Other Borrowings	190,478	198,553	190,826	222,086	207,353
Total Interest-Bearing Liabilities	2,088,062	2,093,392	2,085,921	2,071,092	2,090,239
Stockholders' Equity	245,253	250,676	257,164	254,174	248,455
Common Stockholders' Equity	245,253	242,957	238,713	235,785	230,123

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands)	2012	2012	2011	2011	2011
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.89%	4.99%	5.06%	5.20%	5.28%
Taxable investment securities and other	2.03%	2.09%	2.12%	2.48%	2.58%
Tax-exempt securities	4.09%	4.14%	4.28%	4.33%	4.38%
Federal funds sold and interest-bearing cash accounts	0.10%	0.11%	0.16%	0.18%	0.16%
Total interest-earning assets	4.35%	4.43%	4.46%	4.63%	4.71%
Liabilities:
Savings accounts	0.11%	0.11%	0.11%	0.12%	0.16%
Interest-bearing transaction accounts	0.44%	0.45%	0.51%	0.50%	0.55%
Time deposits	0.97%	1.02%	1.07%	1.13%	1.18%
Borrowings	3.13%	3.13%	3.47%	3.37%	3.50%
Total interest-bearing liabilities	0.81%	0.83%	0.90%	0.95%	0.99%
Net interest spread (taxable equivalent basis)	3.54%	3.60%	3.56%	3.68%	3.72%
Annualized Net Interest Margin (taxable equivalent basis)	3.70%	3.76%	3.73%	3.85%	3.90%
Annualized Cost of Deposits	0.37%	0.40%	0.44%	0.46%	0.50%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 28,700	$ 28,416	$ 28,024	$ 28,252	$ 28,192
Provision for loan losses	3,877	4,556	4,425	4,058	5,406
Net Charge-offs	(4,034)	(4,272)	(4,033)	(4,286)	(5,346)
Balance at end of period	$ 28,543	$ 28,700	$ 28,416	$ 28,024	$ 28,252

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 2,938	$ 3,550	$ 1,367	$ 1,420	$ 2,047
Commercial, industrial and other	258	(30)	(201)	1,929	2,484
Leases	150	(210)	358	353	354
Home equity and consumer	528	617	1,355	422	329
Real estate - mortgage	160	345	1,154	162	132
Net charge-offs	$ 4,034	$ 4,272	$ 4,033	$ 4,286	$ 5,346

Nonperforming Assets
Commercial real estate	$ 18,843	$ 23,119	$ 28,971	$ 30,970	$ 27,596
Commercial, industrial and other	1,650	5,611	4,608	4,416	6,312
Leases	536	621	575	4,670	4,971
Home equity and consumer	2,818	2,725	3,252	3,840	3,456
Real estate - mortgage	10,197	9,943	11,610	12,503	12,710
Total non-accruing loans	34,044	42,019	49,016	56,399	55,045
Property acquired through foreclosure or repossession	1,250	1,314	1,182	1,342	1,439
Total non-performing assets	$ 35,294	$ 43,333	$ 50,198	$ 57,741	$ 56,484

Loans past due 90 days or more	$ 1,566	$ 2,343	$ 1,367	$ 1,304	$ 2,793
Loans restructured and still accruing	$ 10,776	$ 8,744	$ 8,856	$ 6,075	$ 7,476

Ratio of allowance for loan and lease losses to total loans	1.37%	1.38%	1.39%	1.41%	1.42%
Non-performing loans to total loans	1.63%	2.03%	2.40%	2.83%	2.77%
Non-performing assets to total assets	1.24%	1.52%	1.78%	2.11%	2.06%
Annualized net charge-offs to average loans	0.78%	0.83%	0.80%	0.86%	1.08%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands, except per share amounts)	2012	2012	2011	2011	2011
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 246,941	$ 241,955	$ 241,303	$ 236,474	$ 232,201
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	--	--	47
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 159,830	$ 154,844	$ 154,192	$ 149,363	$ 145,043

Shares outstanding at end of period (1)	26,993	26,963	26,836	26,804	26,773

Book value per share - GAAP (1)	$ 9.15	$ 8.97	$ 8.99	$ 8.82	$ 8.67

Tangible book value per share - Non-GAAP (1)	$ 5.92	$ 5.74	$ 5.75	$ 5.57	$ 5.42

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 159,830	$ 154,844	$ 154,192	$ 149,363	$ 145,043

Total assets at end of period	$ 2,853,202	$ 2,852,347	$ 2,825,950	$ 2,741,768	$ 2,741,335
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	--	--	47
Total tangible assets at end of period - Non-GAAP	$ 2,766,091	$ 2,765,236	$ 2,738,839	$ 2,654,657	$ 2,654,177

Common equity to assets - GAAP	8.65%	8.48%	8.54%	8.62%	8.47%

Tangible common equity to tangible assets - Non-GAAP	5.78%	5.60%	5.63%	5.63%	5.46%

Calculation of return on average tangible common equity
Net income - GAAP	$ 5,453	$ 4,971	$ 5,116	$ 5,106	$ 4,858

Total average common stockholders' equity	245,253	242,957	238,713	235,785	230,123
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	--	--	--	15	194
Total average tangible common stockholders' equity - Non - GAAP	$ 158,142	$ 155,846	$ 151,602	$ 148,659	$ 142,818

Return on average common stockholders' equity - GAAP	8.94%	8.23%	8.50%	8.59%	8.47%

Return on average tangible common stockholders' equity - Non-GAAP	13.87%	12.83%	13.39%	13.63%	13.64%

Calculation of efficiency ratio
Total non-interest expense	$ 16,470	$ 16,275	$ 16,353	$ 18,040	$ 16,732
Less:
Amortization of core deposit intangibles	--	--	--	(46)	(266)
Other real estate owned and other repossessed asset (expense) income	(38)	(38)	28	(336)	(200)
Long-term debt prepayment fee	--	--	--	(800)	--
Provision for unfunded lending commitments, net	(122)	56	3	(365)	(17)
Non-interest expense, as adjusted	$ 16,310	$ 16,293	$ 16,384	$ 16,493	$ 16,249

Net interest income	$ 23,748	$ 23,946	$ 24,057	$ 24,351	$ 24,421
Noninterest income	4,771	4,057	4,082	5,095	4,710
Total revenue	28,519	28,003	28,139	29,446	29,131
Plus: Tax-equivalent adjustment on municipal securities	244	264	269	269	273
Less: (gains) on investment securities	(241)	(32)	--	(785)	(444)
Total revenue, as adjusted	$ 28,522	$ 28,235	$ 28,408	$ 28,930	$ 28,960

Efficiency ratio - Non-GAAP	57.18%	57.71%	57.67%	57.01%	56.11%

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Year Ended,
	June 30	June 30
(dollars in thousands, except per share amounts)	2012	2011
Calculation of return on average tangible common equity
Net income - GAAP	$ 10,424	$ 9,629

Total average common stockholders' equity	$ 244,105	$ 228,098
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	--	326
Total average tangible common stockholders' equity - Non GAAP	$ 156,994	$ 140,661

Return on average common stockholders' equity - GAAP	8.59%	8.51%

Return on average tangible common stockholders' equity - Non-GAAP	13.35%	13.80%

Calculation of efficiency ratio
Total non-interest expense	$ 32,745	$ 33,758
Less:
Amortization of core deposit intangibles	--	(531)
Other real estate owned and other repossessed asset expense	(76)	(472)
Long-term debt prepayment fee	--	--
Provision for unfunded lending commitments	(67)	(13)
Non-interest expense, as adjusted	$ 32,602	$ 32,742

Net interest income	$ 47,694	$ 49,005
Noninterest income	8,828	8,940
Total revenue	56,522	57,945
Plus: Tax-equivalent adjustment on municipal securities	508	542
Less: gains on investment securities	(273)	(444)
Total revenue, as adjusted	$ 56,757	$ 58,043

Efficiency ratio - Non - GAAP	57.44%	56.41%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000